Zacks All-Cap Core Fund

Institutional Class Shares – CZOVX

Zacks Small-Cap Core Fund

Investor Class Shares – ZSCCX

Institutional Class Shares - ZSCIX

Zacks Dividend Fund

Investor Class Shares – ZDIVX

Institutional Class – ZDIIX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 3, 2020 to the

Statement of Additional Information (“SAI”) dated April 1, 2020.

Effective immediately, the following Securities Lending Activities section is added to the SAI for the Funds:

Securities Lending Activities

The following table lists the dollar amounts of income earned and fees and/or compensation paid by each Fund in relation to securities lending activities during the fiscal year ended November 30, 2019:

	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$136,746	$236,621	$201,999
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,405	$11,649	$3,685
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$344	$1,663	$525
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$129,904	$203,384	$191,487
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$132,653	$216,696	$195,697
Net income from securities lending activities	$4,093	$19,925	$6,301

The services provided to each Fund during the fiscal year ended November 30, 2019, by BMO Harris Bank N.A. as securities lending agent included: locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral as necessary, cash collateral management, and negotiation of loan terms.

Please file this Supplement with your records.